UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                    Date of report (Date of earliest event reported):       March 3, 2011

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

527 Madison Avenue New York, New York 10022	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2011, Mr. Irwin C. Gerson, who has been a member of the Board of Directors of Enzo Biochem, Inc. (the “Company”) since May 2001, retired as a director of the Company. Mr. Gerson did not retire because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 8.01.	Other Events.

Also on March 3, 2011, the Board of Directors of the Company named Bernard L. Kasten, M.D. as the Company’s Lead Independent Director, effective immediately. Prior to Dr. Kasten becoming the Lead Independent Director, Stephen B. H. Kent, Ph.D. had served as the Company’s Lead Independent Director since January 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: March 8, 2011	By:	/s/ Barry Weiner
Barry Weiner President, Chief Financial Officer, Principal Accounting Officer and Director